Embassy Bancorp, Inc.
Annual Meeting of Shareholders
June 15, 2023

Caution on Forward Looking Statements

This presentation may contain forward-looking statements, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Embassy Bancorp, Inc.’s (“Company”) operations and policies and regarding general economic conditions. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.  These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions that, by their nature, are not susceptible to accurate forecast, and are subject to significant uncertainty.

Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy.

No assurance can be given that the future results covered by forward-looking statements will be achieved. Such statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could impact the Company’s operating results include, but are not limited to, (i) the effects of changing economic conditions in the Company’s market areas and nationally, (ii) credit risks of commercial, real estate, consumer and other lending activities, (iii) significant changes in interest rates and related deposit flows, (iv) changes in federal and state banking laws and regulations which could impact the Company’s operations including policies of the U.S. Department of Treasury and Federal Reserve system, (v) changes in accounting policies or procedures as may be required by FASB or regulatory agencies, (vi) geopolitical events in the Ukraine and Russia, (vii) adverse developments in the financial industry generally, such as the recent bank failures and related responsive measures to manage such developments, and (viii) other external developments which could materially affect the Company’s business and operations, as well as the risks described in the Company’s Form 10-K for the year ended December 31, 2022 and subsequent filings with the SEC.

Introductions
-  Dave Lobach

Introductions
-  Dave Lobach

Board of Directors

Frank “Chip” Banko III

John G. Englesson

Bernard M. Lesavoy

John C. Pittman

Geoffrey F. Boyer, CFP

Patti Gates Smith

David M. Lobach, Jr. Chairman

John T. Yurconic

# Leadership Team


David M. Lobach, Jr.


Judith A. Hunsicker


Diane M. Cunningham


Lynne M. Neel


Mark A. Casciano


Michael B. Macy


Jeffrey C. Skumin


Brandi L. Stefanov


Jennifer A. Tropeano

5

Jim Bartholomew
Retired
Senior Executive Vice President

Thank you for your
21+ Years of Service!

Business of the Meeting

- Dave Lobach & Judy Hunsicker

Business of the Meeting

Proposal No. 1:  To elect two Class 1 Directors of the Company for a term of 3 years:

"	Frank “Chip” Banko III
"	Geoffrey F. Boyer

Proposal No. 2:  To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Strength
Stability
Community
    - Lynne Neel

Staying True

  to our Vision

Dee financial needs of  individuals and businesses in our Lehigh Valley communityedicated to serving the financial needs of  individuals and b Dedicated to serving the financial needs of  individuals and businesses in our Lehigh Valley community.

Dedicated to serving the financial needs of  individuals and Dedicated to serving the financial needs of  individuals and businesses in our Lehigh Valley community.

usinesses in our Lehigh Valley community.

Supporting the community through sponsorships and charitable donations over $1.1 M in 2022, along with countless hours of volunteerism.

Local, experienced banking professionals striving to exceed customer expectations in service and product delivery.

Taking good care, over the long term,  of our Team, our Customers and our Community will lead to increased Shareholder value.

Customer Team Community Shareholder

dicated to serving the financial needs of  individuals and businesses in our Lehigh Valley community

Tested Model Delivering ResultsStrong Balance Sheet

Consistent Growth

Asset Quality

Efficiency

•	Sound liquidity
•	Strong core deposit base
•	No borrowings
•	No brokered deposits
•	Diversified loan portfolio
•	Attract deposits and loans by offering state of the art products and services with competitive pricing
•	Average annual non-PPP loan growth of 7% over the past five years
•	Average annual deposit growth of 11% over the past five years
•	Focus on credit quality
•	2022 year-end noncurrent loans to total loans only 0.02%
•	No other real estate owned or charge-offs in 2022
•	Lower efficiency ratio than the national/PA peer groups
•	We do more with 45% less people than our peers

Resilient & Effective Organic Growth

September 11, 2001 Housing Market Crash Great Recession Begins Global Shutdown Pandemic Begins Silicon Valley Bank Fails March 10, 2023 Embassy Bank Opens November 6 2001 Embassy Opens Three New Branches Embassy Opens Five new Branches embassy opens new liberty street branch embassy launces new digital banking 2001 2001 2004-2007 2007 2009-2018 2020 2021 2022 2023

5-Year Growth Trends ($millions)

Assets

Deposits

Loans*

1099

1176

1442

1633

1640

932

1032

1232

1467

1521

957

1014

1090

1108

1208

2018 2019 2020 2021 2022

2018 2019 2020 2021 2022

2018 2019 2020 2021 2022

Stable Growth

Assets Deposits Loans*

1640 1640 1658 1507 1521 1532 1104 1208 1217

1Q22 2022 1Q2023 1Q22 2022 1Q2023 1Q22 2022 1Q2023

Top 25 Best Performing Community Banks Northeast U.s. American banker top 200 community banks

2022 S&P Global market intelligence

Responsible Growth
    - Diane Cunningham

Key Drivers of Growth
Core Deposits

Relationship Development

Capturing Opportunities

Defensive Funds Retention

Deposits ($millions)

1031 1232 1467 1521 1532 2019 2020 2021 2022 1q2023

Relationship Growth

New accounts 2022

Savings 28% cd 19% savings 15% checking 31% relationship growth 2022 total new customers 1366 relationship growth 1q23 new customers 500 checking

Deposit composition 2022 time deposits 14% 1q2023 time deposits 20% cash type deposits 86% cash type deposits 80%

Cost of funds peer comparison

0.27% 0.40% 0.45% 0.75% 1.02% 1.18% Embassy Bank National Benchmark PA Peer Group

Embassy Bank National Benchmark PA Peer Group

Figures based on Median Values

Source: S&P Global Market Intelligence/Seifried & Brew, LLC

Benchmark: Stock banks across the U.S. with assets between $100M and $5B;

Peer Group: Banks headquartered in PA  with assets between $100M and $5B

10 Offices Organically Grown branching 153570 103873 embassy bank peers 2022 average branch size ($000’s, as of June 2022)

8 Offices Over $100 Million

No Staff Reduction / Layoffs

No Branch Closings / Consolidation

Source: S&P Global Market Intelligence

Peer Group: Banks and Credit Unions with branches in Lehigh and Northampton Counties

Top 10 Commercial Banks by Deposit Market Share as of June 30, 2022
Lehigh and Northampton Counties

Wells faro truist fulton bank pnc embassy bank for the lehigh valley bank of America td bank American bank Santander bank new Tripoli 26 19 15 14 10 7 7  1  7 3 4210147 2441607

1687783 22.25 1687783 1604482 1535700 1349030 913411 682221  676135 515419

12.90 8.92 8.48 7.13 4.83 3.6 3.57

2.72

8.11

Lending for the long term collaborative experience service focused deeply rooted relationships reciprocal referral networks supporting the lehigh valley community strong diversified balance sheet expertise relationships community strength lending for the long term.

Loans 1014 1090 1108 1208 1217 Loan composition 1q2023 consumer & mortgage 53% commercial 47% 2019 2020 2021 2022 1q2023

2022 Residential Mortgages Loans Originated By Amount
Lehigh & Northampton Counties

Rocket Mortgage	$ 208,753,416
First Commonwealth FCU	$ 198,997,463
Embassy	$ 180,021,289
CrossCountry Mortgage	$ 166,655,043
American Neighborhood Mortgage	$ 148,154,008
Prosperity Home Mortgage	$ 129,028,006
Caliber Home Loans	$ 122,193,252
Wells Fargo	$ 117,978,868
PNC	$ 110,356,993
Fulton	$ 93,513,268

Asset Quality
Liquidity Efficiency
    - Judy Hunsicker

Embassy Bank	0.14%
National Benchmark	0.25%
PA Peer Group	0.37%

Asset quality non-performing assets to total asset

Embassy Bank	0.14%
National Benchmark	0.23%
PA Peer Group	0.30%

2022 1Q2023	0.02%	0.02%
2022 1Q2023	0.24%	0.24%
2022 1Q2023	0.38%	0.35%
Number of Bank-owned properties 12/31/22 zero

Record net income 7300 10079 10879 12810 16786 17702 2017 2018 2019 2020 2021 2022

Net income 1Q 22 to 1q 2023 4201 3787 3622 142 437 total PPp net income BOLI net benefit

Diluted earnings per share 1.44 1.70 2.22 2.34 dividends per share 2019 2020 2021 2022 0.20 0.22 0.30 0.35

Book value per share 8.58% compounded annual growth rate (2002-2022) 419.11% overall growth rate (2002-2022)

2022 return on average assets return on average shareholder equity 1.09% 1.01% 1.00% 19.60% 11.25% 11.49% embassy bank national benchmark pa peer group

Embassy Bancorp stock chart total return since first public trade on august 5, 2010 emyb up 169.12% s&P u.s. banks $1 to $5 billion up 92.71%

Annual dividend announcement

2017 2018 2019 2020 2021 2022 2023 0.14 0.17 0.20 0.30 0.35 0.40

Shareholders of record as of 6/30/2023 payable 7/14/2023